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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Superior Financial Corp. 401(k) Plan of our report dated February 3, 1999, with respect to the consolidated financial statements of Superior Financial Corp. included in the Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.



                                              /s/ Ernst & Young LLP


Little Rock, Arkansas
August 25, 1999